UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2022

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 West 44th Street New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 536-2842

Registrant’s Former Name or Address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	TTWO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 16, 2022, Take-Two Interactive Software, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) virtually via live audio-only webcast. As of the record date for the Annual Meeting, the Company had 166,488,617 shares of its common stock, par value $0.01 per share (the “Common Stock”), issued and outstanding. At the Annual Meeting, 131,798,582 shares of Common Stock were represented in person or by proxy. The following matters were submitted to a vote of the stockholders at the Annual Meeting.

1.    Votes regarding the election of the persons named below as directors for a term expiring at the annual meeting of stockholders in 2023 and until their respective successors have been duly elected and qualified were as follows:

	For	Against	Abstain	Broker Non-Votes
Strauss Zelnick	110,664,687	8,624,719	766,136	11,743,040
Michael Dornemann	108,554,395	11,046,192	454,955	11,743,040
William “Bing” Gordon	117,814,782	1,791,394	449,366	11,743,040
Roland Hernandez	117,100,874	2,499,697	454,971	11,743,040
J Moses	100,778,356	13,394,315	5,882,871	11,743,040
Michael Sheresky	93,544,925	26,054,980	455,637	11,743,040
Ellen Siminoff	119,405,855	203,729	445,958	11,743,040
LaVerne Srinivasan	116,075,944	3,529,704	449,894	11,743,040
Susan Tolson	119,100,709	507,025	447,808	11,743,040
Paul Viera	119,348,269	251,791	455,482	11,743,040

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors, for a term expiring at the annual meeting of stockholders in 2023 and until their respective successors have been duly elected and qualified.

2.    Advisory votes regarding the approval of the compensation of the named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
50,307,452	69,278,724	469,366	11,743,040

The advisory approval of executive compensation did not receive the affirmative vote of a majority of the votes cast in a non-binding vote. Stockholder feedback has helped the Company’s board of directors (the “Board”) design a compensation program that aligns pay with performance, and enables the Company to attract and retain the key talent necessary to deliver on the Company’s strategic objectives. The Company looks forward to engaging further with its stockholders, and the Board will consider the advisory vote to ensure that the Company’s approach to compensation continues to align management incentives with the interests of its stockholders.

3.    Votes regarding ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending March 31, 2023, were as follows:

For	Against	Abstain	Broker Non-Votes
129,149,788	2,165,834	482,960	0

Based on the votes set forth above, the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending March 31, 2023 was duly ratified by our stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

	By:	/s/ Matthew Breitman
	Name:	Matthew Breitman
	Title:	Senior Vice President, General Counsel Americas & Corporate Secretary
Date: September 19, 2022